UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2019

BRT APARTMENTS CORP.
(Exact name of Registrant as specified in charter)

Maryland	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading Symbol(s) Name of each exchange on which registered
Common Stock BRT NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

 ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

We are filing this current report on Form 8-K (the "Current Report") to include under (i) Item 9.01(a), the audited statement of revenues and certain expenses of Village at Lakeside Apartments, a 200-unit multi-family property located at 1309 Gatewood Drive, Auburn, AL ("Village at Lakeside"), for the year ended December 31, 2018, and the unaudited statement of revenues and certain expense for the six months ended June 30, 2019, and (ii) Item 9.01(b), our unaudited pro-forma financial statements reflecting the acquisition of Village at Lakeside Apartments.

On August 8, 2019, a subsidiary of ours and our joint venture partner acquired for $18.4 million (including $14.5 million of mortgage debt obtained in connection with the acquisition) the entity that owns Village at Lakeside. The mortgage debt bears interest at a fixed rate of 3.79%, matures in September 2031, is interest only for four years, amortizes thereafter on a 30-year schedule, with a balloon payment of the unpaid principal and interest due at maturity. We contributed $4.3 million for our 80% controlling interest in the entity that owns the property.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statement of Property Acquired - Village at Lakeside Apartments	Page
	(i) Independent Auditor’s Report	1
	(ii) Statement of Revenues and Certain Expenses for the Year ended December 31, 2018	2
	Statement of Revenues and Certain Expenses for the Six Months ended June 30, 2019 (unaudited)	2
	(iii) Notes to Statement of Revenues and Certain Expenses	3
(b)	Unaudited Pro Forma Consolidated Financial Statements
	(i) Pro Forma Consolidated Balance Sheet at June 30, 2019	5
	(ii) Pro Forma Consolidated Statements of Income:
	For the year ended September 30, 2018	6
	For the six months ended June 30, 2019
	(iii) Notes to Pro Forma Consolidated Financial Statements	7
(d)	Exhibits

Exhibit No.	Title of Exhibit
23.1	Consent of BDO USA, LLP, dated September 18, 2019
101	Cover Page Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Independent Auditor’s Report

Stockholders and Board of Directors
BRT Apartments Corp.
Great Neck, New York

We have audited the accompanying statement of revenues and certain expenses of the property located at 1309 Gatewood Drive, Auburn, AL ("Village at Lakeside") for the year ended December 31, 2018.

Management’s Responsibility for the Statement of Revenues and Certain Expenses

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses' that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the entity's preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of Village at Lakeside for the year ended December 31, 2018, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K of BRT Apartments Corp. as described in Note 2 to the statement of revenues and certain expenses and is not intended to be a complete presentation of Village at Lakeside's revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ BDO USA, LLP
New York, New York
September 18, 2019

Village at Lakeside
Statements of Revenues and Certain Expenses
(Amounts in Thousands)

	Year ended December 31, 2018	Six Months ended June 30, 2019 (unaudited)
REVENUES:
Rental Revenue	$1,972	$985

CERTAIN EXPENSES:
Payroll	237	106
Real estate taxes	150	83
Utilities	172	88
Repairs and maintenance	133	59
Management fees	84	45
Insurance	51	28
Total certain expenses	827	409
Revenues in excess of certain expenses	$1,145	$576

See Independent Auditor’s Report and accompanying notes to the Statement of Revenues and Certain Expenses

Village at Lakeside
Notes to Statement of Revenues and Certain Expenses

1. Organization

Village at Lakeside, located at 1309 Gatewood Dr, Auburn, AL (the "Property") is a 200-unit multi-family property.

BRT Apartments Corp. (“BRT” or the “Company”) is a corporation organized in Maryland. BRT is a real estate investment trust, also known as a REIT, that is focused on the ownership, operation and development of multi-family properties.
On August 8, 2019, an indirect subsidiary of BRT and a joint venture partner acquired the entity that owned the Property for $18.4 million (including $14.5 million of mortgage debt in connection with the acquisition of the Property). BRT has an 80% controlling interest in the entity that owns the property.

2. Basis of Presentation and Significant Accounting Policies

Basis of Presentation

The accompanying statement of revenues and certain expenses of the Property have been prepared in accordance with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission for inclusion in the Company’s Current Report on Form 8-K. Accordingly, the statement of revenues and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property. Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

Significant Accounting Policies

Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses. Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis when earned and due from tenants. Leases are generally for a one-year term and have no renewal options.

Repairs and Maintenance

Major replacements and betterments that improve or extend the life of the Property are capitalized. Expenditures for ordinary repairs and maintenance are charged to operations as incurred.

3. Subsequent Events

Subsequent events were evaluated through September 18, 2019, the date on which the statement of revenues and certain expenses were available to be issued.

BRT APARTMENTS CORP. AND SUBSIDIARIES
Pro Forma Consolidated Financial Statements
(Unaudited)

Acquisitions

On August 8, 2019, TRB Lakeside LLC, an indirect wholly owned subsidiary of BRT Apartments Corp. ("BRT" or the "Company") and an unaffiliated joint venture partner, acquired the entity that owned a 200-unit multi-family property, Village at Lakeside, located at 1309 Gatewood Dr, Auburn, AL, for $18.4 million, including $14.5 million of mortgage debt obtained in connection with the acquisition. The Company owns a controlling 80% interest in the entity that owns the property.

On May 7, 2019, TRB Trussville LLC, an indirect wholly owned subsidiary of BRT and an unaffiliated joint venture partner, acquired the entity that owned a 328 - unit multi-family property, Somerset at Trussville, located at 3539 Mary Taylor Rd. Birmingham, Alabama, for $43.0 million, including $32.2 million of mortgage debt obtained in connection with the acquisition. The Company owns a controlling 80% interest in the entity that owns the property. This transaction is referred to as "Previously Reported Acquisition of Trussville".

On October 30, 2018, TRB Crestmont LLC, an indirect wholly owned subsidiary of BRT, and an unaffiliated joint venture partner, acquired a 266 - unit multi-family property, Crestmont at Thornblade located at 75 Crestmont Way Greenville, South Carolina, for $37.8 million, including $26.4 million of mortgage debt obtained in connection with the acquisition. The Company owns a controlling 90% interest in the joint venture that owns the property. This transaction and the Previously Reported Acquisition of Trussville are collectively referred to as the "Previously Reported Acquisitions".

Presentation

The pro forma unaudited consolidated balance sheet is presented as if the acquisition of the Property had been completed on June 30, 2019. The pro forma unaudited consolidated statement of income for the year ended September 30, 2018 is presented as if the acquisition of the Property and the Previously Reported Acquisitions had been completed on October 1, 2017. The pro forma unaudited consolidated statement of income for the six months ended June 30, 2019, is presented as if the acquisition of the Property and the Previously Reported Acquisition of Trussville had been completed on January 1, 2019.

These pro forma unaudited consolidated financial statements are presented for informational purposes only and should be read in conjunction with the Company’s Annual Report on Form 10-K filed December 10, 2018.

The pro forma unaudited consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management; however, such statements do not purport to represent what the Company’s financial position and results of operations would have been assuming the completion of the acquisition on October 1, 2017, nor do they purport to project the Company’s financial position and results of operations at any future date or for any future period.

In the opinion of the Company’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

BRT APARTMENTS CORP. AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED BALANCE SHEET
At June 30, 2019
(Amounts in thousands, except per share data)

	The Company Historical	Purchase of Village at Lakeside	The Company Pro Forma as Adjusted
ASSETS
Real estate properties, net of accumulated depreciation	$1,098,932	$18,540	$1,117,472
Real estate loan	4,450	—	4,450
Cash and cash equivalents	17,336	(4,335)	13,001
Restricted cash	9,962	1,001	10,963
Deposits and escrows	17,103	250	17,353
Investment in unconsolidated joint ventures	18,474	—	18,474
Other assets	8,929	—	8,929
Real estate property held for sale	22,722	—	22,722
Total Assets	$1,197,908	$15,456	$1,213,364

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	846,409	14,295	860,704
Junior subordinated notes, net of deferred costs	37,053	—	37,053
Credit Facility	8,923	—	8,923
Accounts payable and accrued liabilities	28,738	81	28,819
Total Liabilities	921,123	14,376	935,499

Commitments and contingencies

Equity:
BRT Apartments Corp. stockholders' equity:
Preferred stock, $.01 par value: 2,000 shares
none issued	—	—	—
Common stock $.01 par value: 300,000 shares authorized
15,175 shares outstanding	152	—	152
Additional paid-in capital	217,671	—	217,671
Accumulated other comprehensive income	143	—	143
Accumulated deficit	(35,049)	—	(35,049)
Total BRT Apartments Corp. stockholders' equity	182,917	—	182,917
Non-controlling interests	93,868	1,080	94,948
Total Equity	276,785	1,080	277,865
Total Liabilities and Equity	$1,197,908	$15,456	$1,213,364

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT APARTMENTS CORP. AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Year Ended September 30, 2018
(Dollars in thousands, except share data)

	The Company Historical	Purchase of Village at Lakeside	Previously Reported Acquisitions		The Company Pro Forma as Adjusted
Revenues:
Rental revenues	$118,872	$2,017	$7,915		$128,804
Other income	763	—	—		763
Total revenues	119,635	2,017	7,915		129,567
Expenses:
Real estate operating expenses	57,665	1,008	3,451		62,124
Interest expense	34,389	567	2,613	(a)	37,569
General and administrative	9,210	—	—		9,210
Depreciation	38,504	989	4,363	(b)	43,856
Total expenses	139,768	2,564	10,427		152,759
Total revenues less total expenses	(20,133)	(547)	(2,512)		(23,192)
Equity in loss of unconsolidated joint ventures	(388)	—	—		(388)
Gain on sale of real estate assets	64,924	—	—		64,924
Gain on insurance recovery	4,498	—	—		4,498
Loss on extinguishment of debt	(850)	—	—		(850)
Income (loss) from continuing operations	48,051	(547)	(2,512)		44,992
Provision for taxes	50	—	—		50
Net income (loss)	48,001	(547)	(2,512)		44,942
(Income) loss attributable to non-controlling interests	(24,228)	109	374		(23,745)
Net income (loss) attributable to common stockholders	$23,773	$(438)	$(2,138)		$21,197

Basic and diluted per share amounts attributable to common stockholders:
Basic earnings (loss) per share	$1.63	$(.03)	$(.15)		$1.45
Diluted earnings (loss) per share	$1.61	$(.03)	$(.15)		$1.43

Weighted average number of shares of common stock outstanding:
Basic	14,580,398	14,580,398	14,580,398		14,580,398
Diluted	14,780,398	14,780,398	14,780,398		14,780,398

See accompanying notes to the pro forma unaudited consolidated financial statements

BRT APARTMENTS CORP. AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Six Months Ended June 30, 2019
(Dollars in thousands, except share data)

	The Company Historical	Purchase of Village at Lakeside	Previously Reported Acquisition of Trussville		The Company Pro Forma as Adjusted
Revenues:
Rental revenues	$63,632	$1,009	$782		$65,423
Other income	434	—	—		434
Total revenues	64,066	1,009	782		65,857
Expenses:
Real estate operating expenses	30,914	504	356		31,774
Interest expense	18,508	284	248	(a)	19,040
General and administrative	5,025	—	—		5,025
Depreciation	19,964	495	862	(b)	21,321
Total expenses	74,411	1,283	1,466		77,160
Total revenues less total expenses	(10,345)	(274)	(684)		(11,303)
Equity in loss of unconsolidated joint ventures	(384)	—	—		(384)
Gain on insurance recoveries	517	—	—		517
Loss from continuing operations	(10,212)	(274)	(684)		(11,170)
Provision for taxes	121	—	—		121
Net loss	(10,333)	(274)	(684)		(11,291)
Loss attributable to non-controlling interests	1,769	55	136		1,960
Net loss attributable to common stockholders	$(8,564)	$(219)	$(548)		$(9,331)

Basic and diluted per share amounts attributable to common stockholders:
Basic and diluted loss per share	$(0.54)	$(.01)	$(.03)		$(0.58)

Weighted average number of shares of common stock outstanding:
Basic and Diluted	15,893,443	15,893,443	15,893,443		15,893,443

See accompanying notes to the pro forma unaudited consolidated financial statements

BRT APARTMENTS CORP. AND SUBSIDIARIES
Notes to Pro Forma Unaudited Consolidated Financial Statements
(Unaudited)

Basis of Pro Forma Presentation

1.The historical consolidated financial statements of the Company include the accounts of the Company and consolidated subsidiaries in which the Company is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”). Investments in entities for which the Company has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting. Accordingly, the Company’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income (loss) under the caption “Equity in loss of unconsolidated joint ventures”. Investments in entities for which the Company does not have the ability to exercise any influence are accounted for under the cost method of accounting.

2. Notes to the pro forma unaudited consolidated balance sheet and statements of income for the year ended September 30, 2018 and the six months ended June 30, 2019.

a.To reflect the interest expense resulting from the mortgages securing Village at Lakeside, Somerset at Trussville and Crestmont at Thornblade whose expense is calculated at an interest rate of 3.79%, 4.19% and 4.69% respectively, and includes the amortization of deferred financing costs.

b.To reflect depreciation expense on the estimated useful life of the property of 30 years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT APARTMENTS CORP.

By: /s/ George Zweier
George Zweier
September 18, 2019	Vice President and
Great Neck, NY	Chief Financial Officer